STOCK-BASED COMPENSATION	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK-BASED COMPENSATION

6. STOCK-BASED COMPENSATION

We have equity incentive plans that provide for the award of non-qualified stock options, performance shares, and restricted stock units (“RSU”) to employees and non-employee directors. We filed a registration statement on Form S-8 on June 10, 2014 to register an aggregate of 11,000,000 ordinary shares reserved for issuance under the equity incentive plans we adopted in connection with the Offering. As of September 30, 2014, there were approximately 7.9 million shares remaining available for future grant under these plans.

The following table presents information regarding outstanding stock options as of September 30, 2014, and changes during the nine months ended September 30, 2014:

	Shares	Weighted- Average Exercise Price	Aggregate Intrinsic Value (in millions)	Weighted- Average Remaining Contractual Life (years)
Outstanding at December 31, 2013	—	$—
Granted	1,709,102	15.76
Exercised	—	—
Forfeited	—	—
Expired	—	—

Outstanding at September 30, 2014	1,709,102	$15.76	$6.1	10

Options exercisable at September 30, 2014	—	$—	$—	—

In connection with the Offering and the Company’s annual grant, approximately 1.7 million stock options were granted for the nine month period ended September 30, 2014. The weighted-average grant-date fair value per share of options granted was $5.12 for the nine month period ended September 30, 2014.

The following table presents information regarding outstanding restricted stock units as of September 30, 2014, and changes during the nine months ended September 30, 2014:

	Restricted Stock Units	Aggregate Intrinsic Value (in millions)	Weighted- Average Remaining Contractual Life (years)
Outstanding at December 31, 2013	—
Granted	1,398,821
Converted	—
Forfeited	(7,107)

Outstanding at September 30, 2014	1,391,714	$26.9	4

In connection with the Offering and the Company’s annual grant, approximately 1.4 million restricted stock units were granted for the nine month period ended September 30, 2014. The weighted-average fair value of restricted stock units on the date of grant was $16.86 for the nine months ended September 30, 2014.

Our Participation in Parent’s Incentive Plans

SunEdison maintains a number of stock-based compensation programs at the corporate level. Our employees have historically participated in those programs and, as such, we were allocated expenses associated with those programs based on the actual number of stock-based compensation awards granted to our employees. Our condensed consolidated balance sheets do not include any Parent outstanding equity related to the stock-based compensation programs. Our employees retained the rights to those equity incentive awards as our Parent maintains a majority ownership interest in us. Therefore, they are accounted as equity-classified awards. As a result, we have included this stock-based compensation expense in our condensed consolidated financial statements. Stock-based compensation expense of $3.4 million was reported as net parent investment on the condensed combined statement of equity prior to the Offering.

Stock-based compensation expense for the three months ended September 30, 2014 and 2013 was $3.3 million and $4.1 million, respectively. Stock-based compensation expense for the nine months ended September 30, 2014 and 2013 was $7.3 million and $10.6 million, respectively. Stock-based compensation expense is reported as follows in the condensed consolidated statement of operations:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2014	2013	2014	2013
In millions
Cost of goods sold	$1.1	$1.3	$2.6	$3.0
Marketing and administration	1.5	2.2	3.0	6.0
Research and development	0.7	0.6	1.7	1.6

Stock-based employee compensation	$3.3	$4.1	$7.3	$10.6

The amount of stock-based compensation cost capitalized into inventory and fixed assets was not material for the three and nine months ended September 30, 2014 and 2013. Further, the recognition of excess tax benefits from share-based payment arrangements was not material for the three and nine months ended September 30, 2014 and 2013.

7. STOCK-BASED COMPENSATION

Our Participation in Parent’s Incentive Plans

SunEdison maintains a number of stock-based compensation programs at a corporate level. Our employees participate in those programs and as such, we were allocated expenses associated with those programs based on the actual number of stock-based compensation awards granted to our employees. Our combined balance sheets do not include any Parent outstanding equity related to the stock-based compensation programs.

Our Parent has equity incentive plans that provide for the award of non-qualified stock options, restricted stock, performance shares and restricted stock units (“RSU”) to employees, non-employee directors and consultants. We historically have participated in these equity incentive plans and have provided disclosures for these awards allocated to us. As of December 31, 2013, there were 5.3 million shares authorized for future grant under these plans from the Parent. Options to employees are generally granted upon hire and annually or semi-annually, usually with four-year ratable vesting, although certain grants have three, four or five-year cliff vesting. No option has a term of more than 10 years. The exercise price of stock options granted has historically equaled the market price on the date of the grant.

The following table presents information regarding outstanding stock options as of December 31, 2013 and changes during the year then ended with regard to stock options allocated to us:

	Shares	Weighted- Average Exercise Price	Aggregate Intrinsic Value (in millions)	Weighted-Average Remaining Contractual Life (years)
Beginning of 2013	4,517,063	$4.84
Granted	1,907,483	7.36
Exercised	(188,951)	3.49
Forfeited	(777,912)	3.66
Expired	(82,877)	15.56

December 31, 2013	5,374,806	$5.78	$41.7	8

Options exercisable at December 31, 2013	883,933	$10.14	$5.2	6

The aggregate intrinsic value in the tables above represents the total pre-tax intrinsic value (the difference between SunEdison’s closing stock price on the last trading day of the year ended December 31, 2013 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2013. This amount changes based on the fair market value of SunEdison’s stock. There were no material amounts of option exercises and related cash receipts or tax benefits realized for the years ended December 31, 2013 and 2012.

At our Parent’s May 25, 2012 annual meeting of stockholders, stockholders approved amendments to the equity incentive plans to permit a one-time stock option exchange program pursuant to which certain employees, excluding directors and executive officers, would be permitted to surrender for cancellation certain outstanding stock options with an exercise price substantially greater than the then current trading price in exchange for fewer stock options at a lower exercise price. The option exchange program commenced on July 17, 2012 and closed on August 17, 2012. The number of new stock options replacing surrendered eligible options was determined by an exchange ratio dependent on the exercise price of the original options and constructed to result in the new option value being approximately equal to the value of surrendered options. The program was designed to cause us to incur minimal incremental stock-based compensation expense in future periods. The option exchange resulted in the cancellation of old options and the issuance of new options with an award date of August 20, 2012 and a new exercise price of $2.77 per share. The cancelled options are reflected in the rollforward above as either forfeited or expired, depending on whether or not the old options were vested or not. New options issued in the exchange will vest over a two or three year period depending on whether the surrendered options were fully or partially vested. The cost associated with the awards created under the stock option exchange will be recognized on a straight line basis over the two or three year vesting period. The compensation cost of the original awards will continue to be expensed under the original vesting schedule.

During the third quarter of 2012, the Parent granted options with a 10-year contractual term to select employees, including senior executives, excluding the Parent’s chief executive officer. The options will vest in three tranches one year after the Parent company stock achieves the following three price hurdles for 30 consecutive calendar days: $7.00, $10.00 and $15.00. If the individual price hurdles are not met within five years of the grant date, the options tied to that individual price hurdle will be cancelled. The compensation cost associated with these awards will be expensed on a straight line basis over the service period of each separately identified tranche. The grant date fair value was calculated for these awards using a probabilistic approach under a Monte Carlo simulation taking into consideration volatility, interest rates and expected term. Because the vesting of these awards is based on stock price performance (i.e., a market condition), it is classified as an equity award. Two of the three market price hurdles were met during 2013 and therefore the options tied to those hurdles will vest in 2014. The third price hurdle was not met during 2013.

The weighted-average assumptions are as follows:

	2013	2012	2011
Risk-free interest rate	0.8%	0.8%	1.7%
Expected stock price volatility	63.6%	67.6%	65.8%
Expected term until exercise (years)	4	4	4
Expected dividends	—%	—%	—%

The weighted-average grant-date fair value per share of options granted was $3.49, $1.05 and $5.81 for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013, $8.9 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted-average period of 3 years.

Restricted stock units represent the right to receive a share of our Parent’s stock at a designated time in the future, provided the stock unit is vested at the time. Recipients of restricted stock units do not pay any cash consideration for the restricted stock units or the underlying shares, and do not have the right to vote or have any other rights of a stockholder until such time as the underlying shares of stock are distributed. Restricted stock units granted to non-employee directors generally vest over a two-year period from the grant date. Restricted stock units granted to employees usually have three-, four- or five-year cliff vesting, or four-year ratable vesting, and certain grants are subject to performance conditions established at the time of grant.

The following table presents information regarding outstanding restricted stock units allocated to us as of December 31, 2013 and changes during the year then ended:

	Restricted Stock Units	Aggregate Intrinsic Value (in millions)	Weighted- Average Remaining Contractual Life (years)
Beginning of 2013	1,390,360
Granted	611,260
Converted	(359,994)
Forfeited	(101,455)

December 31, 2013	1,540,171	$20.1	2

As of December 31, 2013, there were no restricted stock units which were convertible. As of December 31, 2013, $6.2 million of total unrecognized compensation cost related to restricted stock units was expected to be recognized over a weighted-average period of approximately 2 years. The weighted-average fair value of restricted stock units on the date of grant was $9.04, $3.53 and $11.37 for the years ended December 31, 2013, 2012 and 2011, respectively.

The amount of stock-based compensation cost capitalized into inventory and fixed assets was not material for the years ended December 31, 2013, 2012 and 2011. Further, the recognition of excess tax benefits from share-based payment arrangements was not material for the years ended December 31, 2013, 2012 and 2011.

Stock-based compensation expense recorded for the years ended December 31, 2013, 2012 and 2011 was allocated as follows:

	For the Year Ended December 31,
	2013	2012	2011

In millions
Cost of goods sold	$4.4	$4.8	$4.2
Marketing and administration	7.4	6.2	13.4
Research and development	2.1	2.0	2.9

Stock-based employee compensation	$13.9	$13.0	$20.5